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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory E. A. Morrison, President and Chief Executive Officer of Platinum Underwriters Holdings, Ltd., hereby certify to the best of my knowledge and belief that this Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in this Annual Report on Form 10-K fairly represents, in all material respects, the financial condition and results of operations of Platinum Underwriters Holdings, Ltd.

Date: March 15, 2005                       /s/  GREGORY E. A. MORRISON
                                           -------------------------------------
                                           Gregory E. A. Morrison
                                           President and Chief Executive Officer

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